                                                                  Exhibit 10.114

                                 SIXTH AMENDMENT

            This Sixth Amendment (this "Amendment") to the Credit Agreement (as defined below) is entered into as of this 2nd day of November, 1999 among IMPAC GROUP, INC., a Delaware corporation (the "Company"), AGI INCORPORATED, an Illinois corporation ("AGI"). KLEARFOLD, INC., a Pennsylvania corporation ("Klearfold", and together with AGI, each a "L/C Borrower" and collectively, the "L/C Borrowers"), Bank of America, N.A., as Agent (the "Agent"), and the financial institutions from time to time party thereto (the "Lenders"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below).

                                    RECITALS

            WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders are party to the Amended and Restated Multicurrency Credit Agreement, dated as of March 12, 1998 and as amended and restated as of July 7, 1998 (as amended by that certain First Amendment dated September 11, 1998, that certain Second Amendment dated November 13th, 1998, that certain Third Amendment dated November 16, 1998, that certain Fourth Amendment dated December 10, 1998 and that certain Fifth Amendment dated January 11, 1999 and as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "Credit Agreement");

            WHEREAS, the Company, the L/C Borrowers, the Agent and the undersigned Lenders now wish to enter into certain further amendments to the Credit Agreement to, among other things, permit the Company to acquire all of the capital stock of Thamesdown Colour Limited, a limited company under the laws of England and Wales ("Thamesdown") all as more specifically set forth herein;

            NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

            Section 1. Amendments. A. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in alphabetical order as appropriate:

            "Atlantic" means Atlantic Packaging Corporation, a Delaware corporation.

            "Atlantic Acquisition" means the acquisition by the Company of all of the issued and outstanding capital stock of Atlantic pursuant to the Atlantic Acquisition Documents and as more fully described on Schedule 1(c) hereto.

            "Atlantic Acquisition Documents" has the meaning specified in
      Section 6.25(b) hereto.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

            "Capex Allowance" has the meaning specified in Section 8.19 hereto.

            "Charter" has the meaning specified in the final proviso of Section
      8.05 hereto.

            "Heritage" means Heritage Fund II Investment Corporation, a Delaware corporation.

            "Heritage Subordinated Liquidity Facility" has the meaning specified in Section 7.20 hereof.

            "New Acquisition Documents" has the meaning specified in Section
      7.20 hereto.

            *****

            "***** Acquisition" means the acquisition by the Company or a Wholly-Owned Subsidiary of the Company of all of the issued shares in each class of capital stock of ****** pursuant to the ****** Acquisition Documents and as more fully described on Schedule 1(c) hereto.

            "***** Acquisition Documents" has the meaning specified in Section 6.25(b) hereto.

            "Subordinated Acquisition Debt" has the meaning specified in Section 8.05(k) hereto.

            "Thamesdown" means Thamesdown Colour Limited, a limited company organized under the laws of England and Wales.

            "Thamesdown Acquisition" means the acquisition by the Company of all of the issued shares in each class of capital stock of Thamesdown pursuant to the terms of the Thamesdown Acquisition Documents and as more fully described on Schedule 1(c) hereto.

            "Thamesdown Acquisition Documents" has the meaning specified in
      Section 6.25(b) hereto.

                  B. Section 1.01 of the Credit Agreement is hereby amended by deleting the grid within the definition of "Applicable Margin" and inserting in lieu thereof the following grid, and then by adding the following proviso at the end of the text of such definition before the period:

--------------------------------------------------------------------------------
          Base Rate Loans                       Offshore Rate Loans
--------------------------------------------------------------------------------

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
                                                                       Revolving
                                                                      Commitment
                                                                        Fee and
                                    Revolving Loan                     Term Loan
       Revolving Loan                     and                         Commitment
Level  and Term Loan A  Term Loan B   Term Loan A     Term Loan B         Fee
-----  ---------------  -----------   -----------     -----------         ---
--------------------------------------------------------------------------------
  I         1.75%          2.50%         2.75%           3.50%           0.50%
--------------------------------------------------------------------------------
 II         1.50%          2.50%         2.50%           3.50%           0.50%
--------------------------------------------------------------------------------
 III        1.25%          2.50%         2.25%           3.50%           0.50%
--------------------------------------------------------------------------------
 IV         1.00%          2.50%         2.00%           3.50%           0.375%
--------------------------------------------------------------------------------

; provided, further, that notwithstanding anything above, for the period from October 29, 1999 until the date that is the first day after the Compliance Certificate is delivered to the Lenders pursuant to Section 7.02(b) for the fiscal year ending December 31, 1999, the Applicable Margin shall be deemed to be Level I"

                  C. Section 1.01 of the Credit Agreement is hereby amended by replacing the definitions of "Bidco" and "Target" in such section with the following:

                  "Bidco" shall mean IMPAC Europe Holdings Limited (f/k/a IMPAC Europe Public Limited Company, a public limited company incorporated under the laws of England and Wales).

                  "Target" means IMPAC Europe Limited, a limited company incorporated under the laws of England and Wales f/k/a Tinsley Robor PLC, which was a public limited company incorporated under the laws of England and Wales (Registered no. 948646).

                  D. Section 2.07(j)(ii) of the Credit Agreement is hereby amended by adding the following language at the end thereof:

" Notwithstanding anything else in this Section 2.07(j)(ii) to the contrary, proceeds from the issuance by the Company of (I) Subordinated Acquisition Debt issued in connection with and substantially at the time of either the ****** Acquisition or Atlantic Acquisition (as such Acquisitions are permitted by Section 8.05(b) hereof) shall be excluded from the requirement to make a mandatory prepayment under this Section 2.07(j)(ii) to the extent the proceeds of such Subordinated Acquisition Debt are used to finance either the ****** Acquisition or the Atlantic Acquisition and (II) indebtedness incurred under the Heritage Subordinated Liquidity Facility in an aggregate principal amount of up to $4,900,000 shall be excluded from the requirement to make a mandatory prepayment under this Section 2.07(j)(ii) plus any additional amount for Capital Leases incurred pursuant to Section 8.10 (c) or (d) as in effect after taking into account that certain Sixth Amendment to the Credit Agreement."

                  E. Section 6.25 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "6.25 Transaction Agreements and New Acquisition Documents. (a) The agreements in connection with the Transaction (including, without limitation, the Press Release, the Offer Documents, the Equity Document, and the agreements relating to the refinancing of

* Confidential treatment requested material has been omitted and filed separately with the commission.

certain Indebtedness of the Target and certain of its then existing Target Subsidiaries) ("Transaction Agreements") are, or when executed will be, in full force and effect, and if previously executed, have not been terminated, rescinded or withdrawn, and no material portion thereof has been amended or waived by any party. All requisite approvals by governmental authorities and regulatory bodies having jurisdiction over a Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the Transaction Agreements, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Transaction Agreements or to the conduct in any material respect by a Credit Party and its Subsidiaries of its business thereafter. To the best of each Credit Party's knowledge, none of any Person's representations or warranties in the Transaction Agreements contain any untrue statement of a material fact or omit any fact necessary to make the facts therein not misleading.

            (b) The agreements in connection with (i) the Thamesdown Acquisition (the Thamesdown Acquisition Documents"), (ii) the ***** Acquisition (the
"****** Acquisition Documents"), and (iii) the Atlantic Acquisition (the "Atlantic Acquisition Documents" and together with each of the Thamesdown Acquisition Documents and the ****** Acquisition Documents, collectively, the "New Acquisition Documents") are, or when executed will be, in full force and effect, and if previously executed, have not been terminated, rescinded or withdrawn, and no material portion thereof has been amended or waived by any party. All requisite approvals by governmental authorities and regulatory bodies having jurisdiction over a Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the New Acquisition Documents, have been obtained or will be obtained prior to the consummation of any such Acquisition, and no such approvals impose any conditions to the consummation of the transactions contemplated by the New Acquisition Documents or to the conduct in any material respect by a Credit Party and its Subsidiaries of its business thereafter. To the best of each Credit Party's knowledge, none of any Person's representations or warranties in the New Acquisition Documents contain or will contain when made any untrue statement of a material fact or omit any fact necessary to make the facts therein not misleading."

                  F. The Credit Agreement Is hereby amended by adding the following new Section 7.20:

                  "Section 7.20 Heritage Subordinated Liquidity Facility. The Company shall within fourteen (14) days (or such longer period as the Agent shall permit) after the consummation of the Thamesdown Acquisition:

                        (a) enter into a Note Purchase Agreement with Heritage, providing for Heritage to loan the Company at least $4,900,000 in principal amount of subordinated Indebtedness (the "Heritage Subordinated Liquidity Facility"), and such subordinated Indebtedness shall (i) be issued pursuant to fully executed documents, promissory notes and agreements reasonably acceptable in form and substance to Agent; (ii) be subject to a valid and effective subordination agreement on customary and commercially reasonable terms and conditions as determined by the Agent which are at least as favorable in all material respects to the Lenders as the subordination provisions set forth in the Senior Subordinated Note Indenture; (iii) be unsecured; (iv) require no

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

      more than semi-annual interest payments; (v) have a market interest rate (as acknowledged by the Agent), which in any event must be less than 12% per annum (including all capitalized fees and expenses); (vi) have a maturity date of no earlier than March 31, 2006 and require no scheduled or mandatory principal prepayments or repayments before the maturity date except as permitted under Section 8.20(vi)(II) hereof; (vii) have no financial covenants of any type and have other affirmative and negative covenants which are no more restrictive than those in the Senior Subordinated Note Indenture as of the time such Heritage Subordinated Liquidity Facility is incurred; (viii) not be required to use (and shall not voluntarily use) the proceeds thereof to prepay the Senior Subordinated Notes or to redeem the Preferred Stock; and (ix) only be issued on or after delivery to the Agent of a legal opinion from counsel to the Company and Heritage reasonably acceptable to the Agent, and in form and substance acceptable to the Agent including, without limitation, opinions concerning the execution, delivery, validity and enforceability of all agreements related to the Heritage Subordinated Liquidity Facility, opinions that such agreements do not conflict with, violate or require any prepayments under this Agreement, the Senior Subordinated Note Documents or the Preferred Stock Documents, and opinions that all Obligations under this Agreement constitute "Senior Debt" under the Heritage Subordinated Liquidity Facility; and

                        (b) provide the Agent with evidence that the Company shall have received in immediately available funds at least $4,900,000 as a loan from Heritage under the Heritage Subordinated Liquidity Facility."

                  G. Subsections 8.01(j) and (k) of the Credit Agreement are hereby amended in their entirety to read as follows:

                  "(j) purchase money security interests on any property acquired or held by a Credit Party or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction and (iii) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed, together with Indebtedness permitted under Section 8.05(i) $1,500,000; provided, however, for purposes of this Section 8.01(j), purchase money security interests created in connection with the construction of new printing presses or new converting equipment utilized by a Credit Party or a Subsidiary of a Credit Party shall be permitted in amounts not to exceed $5,000,000 in the aggregate at any one time outstanding in favor of the manufacturer(s) of such presses or converting equipment to the extent such Lien is limited solely to such press or presses or converting equipment being manufactured, and provided that such Liens secure amounts incurred in the ordinary course which do not constitute Indebtedness and such Liens are released in full within ninety (90) days after the completion and acceptance by the Company of such press or presses or converting equipment;

                  (k) Liens securing Capital Lease Obligations on assets subject to such Capital Leases, provided that such Capital Leases are otherwise permitted under Section 8.10(a), (c) or (d); and"

                  H. Subsection 8.03(b) of the Credit Agreement Is hereby amended in its entirety to read as follows:

                  "(b) (I) the Company (indirectly through a Wholly-Owned Subsidiary) may use up to $8,500,000 in the aggregate to purchase substantially all of the assets and business of Music Print B.V. whether or not the Squeeze-Out Date has occurred, so long as such transaction is consummated on or before November 30, 1998 except for the purchase of the related real estate which must occur on or before January 30, 1999; and

                  (II) on and after October 25, 1999 a Credit Party or a Subsidiary Guarantor or, subject to the limitations set forth below, a Wholly-Owned Subsidiary of the Company which is not a Subsidiary Guarantor or a Credit Party may enter into an Acquisition (including the Thamesdown Acquisition, ***** Acquisition and the Atlantic Acquisition) provided that (i) in any such Acquisition (whether in one transaction or a series of related transactions) the aggregate consideration consisting of cash, assumed Indebtedness and Capital Lease Obligations, earn-outs, promissory notes or other instruments or similar items (other than common stock of the Company) (the "Non-Equity Consideration") does not exceed $15,000,000 for a single Acquisition and $25,000,000 for all Acquisitions without the prior written approval of the Majority Lenders, (ii) no Default or Event of Default is in existence both before and after giving effect to such Acquisition (and/or as set forth in clause (vi) below, the creation of a new Subsidiary), (iii) such Acquisition is undertaken in all material respects in accordance with all applicable Requirements of Law, (iv) the target business of, or the assets subject to, such Acquisition are shown in good faith by the Company to have generated positive EBITDA on a pro forma basis for the twelve month period immediately preceding the date of such Acquisition based on assumptions showing cost savings reasonably acceptable to the Agent, (v) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained, (vi) such Acquisition shall be structured as an asset acquisition by a Credit Party or a Subsidiary Guarantor, or subject to the limitations act forth below, a Wholly-Owned Subsidiary of the Company which is not a Subsidiary Guarantor or a Credit Party, or the purchase of all of the capital stock of the target of such Acquisition by a Credit Party or a Subsidiary Guarantor or, subject to the limitations set forth below, a Wholly-Owned Subsidiary of the Company which is not a Subsidiary Guarantor or a Credit Party, provided that such target or the Person purchasing the assets of such target will be merged with and into a Credit Party or a Subsidiary Guarantor or shall execute a counterpart of and become a party to a Guaranty (pursuant to documentation reasonably acceptable to the Agent) simultaneously with the consummation of such Acquisition, (vii) the business being acquired is otherwise permitted by Section 8.13, (viii) except as set forth in paragraph (e) below, the Agent (on behalf of the Lenders) will simultaneously with the consummation of such Acquisition be granted a first priority perfected security interest (subject to Permitted Liens) in any assets being so acquired and any capital stock

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

      if a new Subsidiary is being formed, (ix) at least fifty percent (50%) of the first $10,000,000 of aggregate Non-Equity Consideration and one hundred percent (100%) of all amounts above $10,000,000 paid in connection with the ***** Acquisition and the Atlantic Acquisition and one hundred percent (100%) of the Non-Equity Consideration paid in any other Acquisition (other than the Thamesdown Acquisition) must be financed through the substantially simultaneous issuance of Subordinated Acquisition Debt, the assumption of Capital Leases, and/or the sale by the Company of additional shares of its common stock (all as otherwise permitted hereunder) and (x) except with respect to the Thamesdown Acquisition, the Company shall have received a loan of at least $4,900,000 from Heritage under the Heritage Subordinated Liquidity Facility prior to the consummation of any such Acquisition."

                  1. Section 8.03 of the Credit Agreement is hereby further amended by deleting the "and" at the end of paragraph (d) thereof and by inserting the following new paragraph (e):

                  "(e) with respect to the Thamesdown Acquisition and ***** Acquisition, the requirement in subparagraphs (b)(II)(vi) and
      (b)(II)(viii) above relating to receipt by the Agent of evidence that Thamesdown and ****** became Subsidiary Guarantors and that a first priority perfected security interest in the assets of Thamesdown and ****** was granted to the Agent (on behalf of the Lenders) shall be waived except to the extent that now or in the future the Company is required to have any Person or entity acquired pursuant to such Acquisition (or their successors) guaranty the Senior Subordinated Notes pursuant to the terms of the Senior Subordinated Note Indenture; provided, however, that the waiver referenced above will only continue to be effective to the extent that the Company provides to the Agent within 90 days (or such longer period as the Agent shall agree) after the consummation of each of the Thamesdown Acquisition and the ****** Acquisition, a written description which is reasonably acceptable to the Agent describing in reasonable detail the nature and extent of any adverse tax consequences it reasonably believes it will suffer should such acquired entities be required to guaranty any Indebtedness hereunder; and"

                  J. Subsection 8.04(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following new subsection:

                  "(d) Investments incurred in order to consummate Acquisitions otherwise permitted herein except as prohibited by Section 8.09 hereof."

                  K. Section 8.05(d) of the Credit Agreement is hereby amended by deleting the "and" at the end of paragraph (i) thereof, inserting the word "and at the end of paragraph (j) thereof and adding the following new paragraph
(k):

                        "(k) the Company shall be permitted to issue (I) $4,900,000 in principal amount of Indebtedness under the Heritage Subordinated Liquidity Facility in accordance with the terms and conditions of Section 7.20 hereof, and (II) up to

*Confidential treatment requested: material has been omitted and filed separately with the Commission.

      $15,000,000 (less the Dollar Equivalent of the amount of any Capital Lease Obligations assumed (directly or indirectly) in connection with Acquisitions permitted by Section 8.03(b) other than the Thamesdown Acquisition) in principal amount of new subordinated indebtedness ("Subordinated Acquisition Debt") so long as such Subordinated Acquisition Debt (A) is issued pursuant to fully executed documents, promissory notes and agreements reasonably acceptable in form and substance to Agent; (B) is subject to a valid and effective subordination agreement on customary and commercially reasonable terms and conditions as determined by the Agent which are at least as favorable in all material respects to the Lenders as the subordination provisions set forth in the Senior Subordinated Note Indenture; (C) is unsecured; (D) requires no more than semi-annual interest payments; (E) has a market interest rate (as acknowledged by the Agent), which in any event must be less than 14% per annum (including all capitalized fees and expenses); (F) has a maturity date of no earlier than March 31, 2006 and requires no scheduled or mandatory principal prepayments or repayments before the maturity date;
      (H) has no financial covenants of any type and the other affirmative and negative covenants with respect thereto are less restrictive than those in the Senior Subordinated Note Indenture as of the time such Subordinated Acquisition Debt is incurred; (I) is not required to be used (and is not voluntarily used) to prepay the Senior Subordinated Notes or to redeem the Preferred Stock; (3) is only issued on or after delivery to the Agent of a legal opinion from counsel to the Company and the lender of such Subordinated Acquisition Debt reasonably acceptable to the Agent, and in form and substance acceptable to the Agent including, without limitation, opinions concerning the execution, delivery, validity and enforceability of all agreements related to the Subordinated Acquisition Debt, opinions that such agreements do not conflict with, violate or require any prepayments under this Agreement, the Senior Subordinated Note Documents or the Preferred Stock Documents, and opinions that all Obligations under the Credit Agreement constitute "Senior Debt" under the agreements with respect to the Subordinated Acquisition Debt; and (K) provided that the Company amend the Charter to ensure that the incurrence of such Subordinated Acquisition Debt does not have the consequences of the incurrence of Ratio Debt specified in clauses (A) and (B) of the paragraph commencing "Notwithstanding the foregoing," in the definition of "Permitted Indebtedness" in Article 10 of the Charter;"

                  L. Section 8.06 of the Credit Agreement is hereby amended by replacing the "and" at the end of paragraph (b) thereof with a ", " and adding the following new language at the end of such section before the period:

            "and (d) the Company shall be permitted to enter into the Heritage Liquidity Facility and the Subordinated Acquisition Debt and to incur the Indebtedness thereunder in accordance with the terms and conditions set forth in this Agreement"

                  M. Section 8.09 of the Credit Agreement is hereby amended by adding the following new language at the end of such section before the period:

            ", the Thamesdown Acquisition Documents and the ***** Acquisition Documents"

*Confidential treatment requested: material omitted and filed separately with the Commission.

                  N. Section 8.10 of the Credit Agreement is hereby amended by deleting the "and" at the end of paragraph (b) of such section, deleting the existing paragraph (c) of such section and by inserting the following new paragraphs (c) and (d) at the end of such section:

            "(c) Capital Leases other than those permitted under clause (a) of this Section, entered into by a Credit Party or any of its Subsidiaries after the Initial Funding Date to finance the acquisition of equipment; provided that the aggregate Capital Lease Obligations for all such Capital Leases shall not at any time exceed $1,500,000 plus up to an additional $1,400,000 of Capital Lease Obligations of Music Print B.V. assumed in connection with the Acquisition of such Subsidiary; and

            (d) Capital Lease Obligations of Thamesdown or any other Person being acquired pursuant to an Acquisition permitted by Section 8.03(b) which are assumed by the Company (or its Subsidiaries to the extent permitted under the Senior Subordinated Note Indenture) in connection with such permitted Acquisitions in an aggregate amount not to exceed the Dollar equivalent of (pound)1,910,000 in connection with the Thamesdown Acquisition and $2,600,000 in the aggregate with respect to all other Acquisitions consummated after October 25, 1999; provided, however, that the Company shall not incur any Capital Lease Obligations in connection with any such permitted Acquisition without first causing the Charter to be amended such that either (i) any such assumed Capital Lease Obligations shall not cause a reduction in the $40,000,000 basket provided in clause
      (i) in the definition of "Permitted Indebtedness" in Article 10 of the Chatter; or (ii) the assumption of such Capital Lease Obligations shall not have the consequences of an incurrence of Ratio Debt specified in clauses (A) and (B) of the paragraph commencing "Notwithstanding the foregoing," in such definition."

                  O. Section 8.15 of the Credit Agreement is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following new section:

            "8.15 Total Leverage Ratio. The Company shall not permit, as of the last day of each calendar quarter during the periods listed below, its Total Leverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

Period                                                                 Ratio
------                                                                 -----

From and including the Initial Funding Date through and including    6.85:1.00
September 29, 1999

From and including September 30, 1999 through                        5.50:1.00
      and including December 30, 2000

From and including December 31, 2000 through                         5.25:1.00
      and including December 30, 2001

From and including December 31, 2001 through                         5.00:1.00
      and including December 30, 2002

Thereafter                                                          4.50:1.00"

                  P. Section 8.16 of the Credit Agreement is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following new section:

                  "8.16 Senior Leverage Ratio. The Company shall not permit, as of the last day of each calendar quarter during the periods listed below, its Senior Leverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

Period                                                                  Ratio
------                                                                  -----

From and including the Initial Funding Date through and including     3.85:1.00
September 29, 1999

Front and including September 30, 1999                                3.50:1.00
      through and including December 30, 2000

From and including December 31, 2000                                  3.25:1.00
      through and including December 30. 2001

From and including December 31, 2001 through and                      2.75:1.00
      including December 30, 2002

From and including December 31, 2002 through and                      2.50:1:00
      including December 30, 2003

Thereafter                                                            2.00:1.00"

                  Q. Section 8.17 of the Credit Agreement is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following new section:

                  "8.17 Interest Coverage Ratio. The Company shall not permit, as of the last day of each calendar quarter during the periods listed below, its Interest Coverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be less than the ratio set forth below opposite the respective period in which the determination is being made:

Period                                                                  Ratio
------                                                                  -----

Period                                                                  Ratio
------                                                                  -----

From and including the Initial Funding Date through and including     1.75:1.00
September 29, 1999

From and including September 30, 1999                                 2.25:1.00
      through and including December 30, 2000

Thereafter                                                           2.50:1.00"

                  R. Section 8.18 of the Credit Agreement is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following new section:

            "8.18 Fixed Charge Coverage Ratio. The Company shall not permit, as of the last day of each calendar quarter during the periods listed below, its Fixed Charge Coverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be less than the ratio set forth below opposite the respective period in which the determination is being made:

Period                                                                  Ratio
------                                                                  -----

From and including the Initial Funding Date                           1.70:1.00
      through and including December 30, 2001

From and including December 31, 2001                                  1.80:1.00
      through and including December 30, 2002

Thereafter                                                           2.00:1.00"

                  S. Section 8.19 of the Credit Agreement is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following new section:

                  "8.19 Permitted Capital Expenditures. The Company may make Capital Expenditures during any fiscal year beginning January 1, 2000, in an amount not to exceed $27,000,000 (the "Capex Allowance"); provided, however, that to the extent Capital Expenditures of the Company during any fiscal year are less than the Capex Allowance for such fiscal year, 50% of the difference between the Capex Allowance and the actual Capital Expenditures for such fiscal year may be utilized by the Company and its Subsidiaries solely during the next fiscal year in addition to the Capex Allowance for such fiscal year. Notwithstanding anything in this Section 8.19 to the contrary, during the period from September 1, 1999 to December 31, 1999, the Company and its Subsidiaries may make Capital Expenditures in an amount not to exceed $ 12,000,000 (such amount not to he carried forward if not used during such period)."

                  T. Section 8.20 of the Credit Agreement is hereby further amended by deleting the "and" at the end of paragraph (iv) thereof, by deleting paragraph (v) in its entirety, by inserting the following paragraph (v) and the following new paragraph (vi):

                  "(v) The Company shall not amend or modify (i) the rights, preferences, powers, privileges and restrictions, qualifications, limitations, terms and conditions of the Preferred Stock or (ii) the Preferred Stock Documents; provided, however, the Company shall be permitted to amend the Charter of the Company to the extent necessary to comply with Section 8.05(k)(II)(K), or the proviso to Section 8.10(d) hereof; and

                  (vi) (I) change or amend the terms of any Subordinated Acquisition Debt or Heritage Subordinated Liquidity Facility (or any indenture, note or other agreement in connection therewith) if the effect of such amendment is to: (1) increase the interest rate on such Subordinated Acquisition Debt or Heritage Subordinated Liquidity Facility; (2) change the dates upon which payments of principal or interest are due on such Subordinated Acquisition Debt or Heritage Subordinated Liquidity Facility other than to extend such dates; (3) change any default or event of default relating thereto other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Subordinated Acquisition Debt or Heritage Subordinated Liquidity Facility; (4) change the redemption or prepayment provisions of such Subordinated Acquisition Debt or Heritage Subordinated Liquidity Facility other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (5) grant any security or Lien to secure such Subordinated Acquisition Debt or Heritage Subordinated Liquidity Facility; (6) change any subordination provisions, terms or conditions; or (7) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of such Subordinated Acquisition Debt or Heritage Subordinated Liquidity Facility in a manner adverse to a Credit Party or any of its Subsidiaries, the Agent or any Lender, or (II) prepay, defease or purchase any Subordinated Acquisition Debt or Heritage Subordinated Liquidity Facility, except that the Company may voluntarily prepay the Heritage Subordinated Liquidity Facility at any time pursuant to a conversion of any Indebtedness outstanding under such Heritage Subordinated Liquidity Facility into common stock of the Company so long as such conversion is permitted under and would not trigger or require a prepayment or redemption of any kind under the Preferred Stock Documents or the Senior Subordinated Note Documents."

                  U. Section 8.21 of the Credit Agreement is hereby further amended by deleting paragraph (v) thereof and replacing it with the following new paragraph (v):

                  "(v) in no event shall the aggregate amount of such intercompany indebtedness owing by the Subsidiaries other than the Credit Parties to the Credit Parties exceed the amount permitted pursuant to Section 8.04(1) plus $20,000,000, provided, however, that no more than $10,000,000 of such amount shall be intercompany loans to Van De Steeg Packaging B.V., and no more than (x) at any time prior to the date the Target delivers the Target Security Document, $10,000,000 and (y) thereafter $5,000,000, shall be attributable to intercompany loans made to a Subsidiary that is not a Subsidiary Guarantor; provided, further, that in addition to the amounts set forth in this paragraph (v) above the Company may also make intercompany loans to any Wholly-Owned Subsidiary of the Company that will be the acquiror of Pollard in an aggregate amount up to $3,00,000 to fund the ****** Acquisition plus up to $5,500,000 to any Wholly-Owned Subsidiary that may be created to purchase Atlantic in connection with the Atlantic Acquisition, so long as such new Subsidiary created in the Atlantic Acquisition becomes a Subsidiary Guarantor simultaneous with the making of such intercompany loans."

                  V. Section 9.01(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following new subsection:

                  "(c) Specific Defaults. Any Credit Party fails to perform or observe any term, covenant or agreement contained in any of Sections 7.01, 7.02, 7.03, 7.06, 7.12, 7.16 or 7.20 or in Article VIII; or"

                  W. Section 9.01(g)(ii) of the Credit Agreement is hereby amended by inserting before the ";" at the end thereof the following new language:

                  ", or presentation of a petition for an administration order under the Insolvency Act 1986 [UK]"

                  X. A new Section 10.13 shall he added to the Credit Agreement to read in its entirety as follows:

                  "10.13 Assignment under Dutch Law. In connection with any assignment and delegation of all, or any part of, the Loans, the Commitments, the L/C Obligations and the other rights or obligations of any Lender (or former Lender) hereunder, the Agent is authorized on behalf of both the assignor Lender and the assignee Lender, without necessity of any notice to or further consent from such Lenders (or former Lenders, if applicable), to take any action the Agent deems reasonably necessary or appropriate to assign a corresponding interest in the community of Lenders (which is a community in accordance with Article 166 (and subsequent articles) of Book 3 of the Dutch Civil Code), including without limitation the rights and interests of such assignor Lender (whether held directly or indirectly through the Agent) under any Loan Documents in any pledged stock or equity interest of any corporation or other Legal entity organized under the laws of the Kingdom of the Netherlands and constituting Collateral, to the assignee Lender. The Agent will notify the Company and each pledgor of any pledged stock or equity interest of any such corporation or other legal entity organized under the laws of the Kingdom of the Netherlands of the assignment of the rights under this Agreement and under any deed of pledge or similar Loan Documents evidencing such security interest to the assignee Lender in writing in advance. Each such pledgor and the Company acknowledge and agree that Lenders may assign their interests from time to time as described in this
Section 10.13."

                  Y. A new Schedule 1(c) is added to the Agreement in the form of Exhibit A hereto and the existing Schedule 6.19 to the Credit Agreement is hereby amended by replacing such schedule in its entirety with the Schedule 6.19 attached hereto as Exhibit B.

* Confidential treatment requested material omitted and filed separately with the commission.

            Section 2. Consent to Amendment of Charter. The Agent and the undersigned Lenders hereby consent to the amendment of (a) the Fourth Amended and Restated Certificate of Incorporation of the Company in a form reasonably satisfactory to the Agent to permit the transactions contemplated by this Amendment and by the New Acquisition Documents and (b) the Preferred Stock Documents to waive the requirement for delivery of legal opinions in connection with transfers of securities referred to therein to affiliates of the holders thereof.

            Section 3. Reference to and Effect Upon the Credit Agreement.

                  (a) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

            Section 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

            Section 5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

            Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

            Section 7. Amendment Fee. In connection with the approval of this Amendment, the Company hereby agrees to pay to the Agent for the pro-rata benefit of each Lender consenting to this Amendment prior to 5:00 p.m. (Chicago time) on November 2, 1999 an amendment fee equal to 1/3% of each such consenting Lender's Commitment (the "Amendment Fee").

            Section 8. Effectiveness.

            This Amendment shall become effective as of the date first written above after completion of the following:

            (a) delivery to the Agent of executed signature pages for this Amendment signed by the Company, the L/C Borrowers, the Subsidiary Guarantors, the Agent and Lenders constituting both Majority Lenders and holding at least 85% of the Term Loan B Commitment;

            (b) receipt by the Agent of an executed legal opinion from counsel to the Company and Heritage in form and substance acceptable to the Agent including, without limitation, opinions Concerning the execution, delivery, validity, and enforceability of this Amendment and opinions that this Amendment does not conflict with, violate or require any prepayments under the Senior Subordinated Note Documents or the Preferred Stock Documents;

            (c) delivery to the Agent of certified copies of the Thamesdown Acquisition Documents in form and substance reasonably satisfactory to Agent together with evidence reasonably acceptable to the Agent of the consummation of the Thamesdown Acquisition in accordance therewith;

            (d) payment in cash of the Amendment Fee to the Agent on behalf of the Lenders;

            (e) delivery to the Agent of a certified copy of the amendment to the Preferred Stock Documents in form and substance acceptable to the Agent together with evidence of the filing and effectiveness of an amendment to the Company's Certificate or Incorporation as called for thereunder; and

            (f) such other approvals, opinions, documents or materials as the Agent may reasonably request.

            Section 9. Representations and Warranties. Each of the Company and each L/C Borrower hereby represents and warrants as to itself that:

            (a) The execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

            (b) the execution, delivery and performance by each such Person of this Amendment, the consummation of the New Acquisitions (the Proposed Acquisition Transactions") and the issuance of any Subordinated Acquisition Debt will not conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation (including, but not limited to, the Preferred Stock Documents and the Senior Subordinated Note Documents) to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject, and will not require any prepayment of the Senior Subordinated Notes or any redemption of the Preferred Stock;

            (c) Each of the representations and warranties contained in the Credit Agreement, after giving effect to this Amendment and the Proposed Acquisition Transactions is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

            (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            Section 10. Reaffirmation of Guaranties. The Company and each L/C Borrower and Subsidiary Guarantor as a guarantor of the Obligations under each Guaranty and the other Loan Documents, hereby reaffirms its continuing obligations and liabilities thereunder, and agrees that each such Guaranty and the other Loan Documents shall remain in full force and effect and cover and extend to all Obligations under the Credit Agreement (as amended hereby).

                            [Signature Pages Follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first written above.

                               IMPAC GROUP, INC.


                               By: /s/ David C. Underwood
                                   ---------------------------------------------

                               Title: CHIEF FINANCIAL OFFICER
                                      ------------------------------------------


                               AGI INCORPORATED


                               By: /s/ David C. Underwood
                                   ---------------------------------------------

                               Title: CHIEF FINANCIAL OFFICER
                                      ------------------------------------------


                               KLEARFOLD, INC.


                               By: /s/ David C. Underwood
                                   ---------------------------------------------

                               Title: CHIEF FINANCIAL OFFICER
                                      ------------------------------------------


                               BANK OF AMERICA, N.A., as Agent


                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------


                               BANK OF AMERICA, N.A.,
                               individually as a Lender, the Swing Line
                               Lender and the Issuing Bank


                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first written above.

                               IMPAC GROUP, INC.


                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------


                               AGI INCORPORATED


                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------


                               KLEARFOLD, INC.


                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------


                               BANK OF AMERICA, N.A., as Agent


                               By: /s/ Michael Parashlu
                                   ---------------------------------------------

                               Title: Agency Officer
                                      ------------------------------------------


                               BANK OF AMERICA, N.A.,
                               individually as a Lender, the Swing Line
                               Lender and the Issuing Bank


                               By: /s/ [ILLEGIBLE]
                                   ---------------------------------------------

                               Title: Senior Vice President
                                      ------------------------------------------

                               SOCIETE GENERALE, as a Lender


                               By: /s/ Michael O. Lincoln
                                   ---------------------------------------------

                               Name: Michael O. Lincoln
                                     -------------------------------------------

                               Title: Director
                                      ------------------------------------------


                               ABN AMRO BANK, N.V., as a Lender


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               DRESDNER BANK AG NEW YORK
                               AND GRAND CAYMAN BRANCHES,
                               as a Lender


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------

                               SOCIETE GENERALE, as a Lender


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               ABN AMRO BANK, N.V., as a Lender


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               DRESDNER BANK AG NEW YORK
                               AND GRAND CAYMAN BRANCHES,
                               as a Lender


                               By: /s/ John R. Morrison
                                   ---------------------------------------------

                               Name: JOHN R. MORRISON
                                     -------------------------------------------

                               Title: VICE PRESIDENT
                                      ------------------------------------------


                               By: /s/ Anthony C. Carabello
                                   ---------------------------------------------

                               Name: ANTHONY C. CARABELLO
                                     -------------------------------------------

                               Title: VICE PRESIDENT
                                      ------------------------------------------

                               THE BANK OF NOVA SCOTIA, as a Lender


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               THE FUJI BANK, LIMITED, as a Lender


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               SENIOR DEBT PORTFOLIO, as a Lender


                               By: Boston Management and Research, as Investment
                                   Advisor

                               By: /s/ Scott H. Page
                                   ---------------------------------------------

                               Name: SCOTT H. PAGE
                                     -------------------------------------------

                               Title: VICE PRESIDENT
                                      ------------------------------------------


                               UNION BANK OF CALIFORNIA, N.A., as a Lender


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------

                               THE BANK OF NOVA SCOTIA, as a Lender


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               THE FUJI BANK, LIMITED, as a Lender


                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               SENIOR DEBT PORTFOLIO, as a Lender


                               By: Boston Management and Research, as Investment
                                   Advisor

                               By:
                                   ---------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                      ------------------------------------------


                               UNION BANK OF CALIFORNIA,N.A., as a Lender


                               By: /s/ Bryan F. Bowles
                                   ---------------------------------------------

                               Name: Bryan F. Bowles
                                     -------------------------------------------

                               Title: Investment Banking Officer
                                      ------------------------------------------

Acknowledged and Agreed to by the undersigned as of the date first set forth above.

                               KF - INTERNATIONAL, INC.


                               By: /s/ David C. Underwood
                                   ---------------------------------------------

                               Title: CHIEF FINANCIAL OFFICER
                                      ------------------------------------------


                               KF - DELAWARE, INC.


                               By: /s/ David C. Underwood
                                   ---------------------------------------------

                               Title: CHIEF FINANCIAL OFFICER
                                      ------------------------------------------


                               IMPAC EUROPE HOLDINGS LIMITED (f/k/a/IMPAC
                               EUROPE LIMITED)


                               By: /s/ David C. Underwood
                                   ---------------------------------------------

                               Title: CHIEF FINANCIAL OFFICER
                                      ------------------------------------------


                               LEVELPROMPT LIMITED


                               By: /s/ David C. Underwood
                                   ---------------------------------------------

                               Title: CHIEF FINANCIAL OFFICER
                                      ------------------------------------------


                               IMPAC EUROPE LIMITED (f/k/a/ TINSLEY ROBOR
                               LIMITED)


                               By: /s/ David C. Underwood
                                   ---------------------------------------------

                               Title: CHIEF FINANCIAL OFFICER
                                      ------------------------------------------

Acknowledged and Agreed to by the undersigned as of the date first set forth above.

                               KF - INTERNATIONAL, INC.


                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------


                               KF - DELAWARE, INC.


                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------


                               IMPAC EUROPE HOLDINGS LIMITED (f/k/a/IMPAC
                               EUROPE LIMITED)


                               By: /s/ L. Newbon            /s/ M.S. Lawson
                                   ---------------------------------------------

                               Title:  L. Newbon                M.S. Lawson
                                      ------------------------------------------
                                       Director                 Director


                               LEVELPROMPT LIMITED


                               By: /s/ L. Newbon            /s/ M.S. Lawson
                                   ---------------------------------------------

                               Title:  L. Newbon                M.S. Lawson
                                      ------------------------------------------
                                       Director                 Director


                               IMPAC EUROPE LIMITED (f/k/a/ TIMSLEY ROBOR
                               LIMITED)


                               By: /s/ L. Newbon            /s/ M.S. Lawson
                                   ---------------------------------------------

                               Title:  L. Newbon                M.S. Lawson
                                      ------------------------------------------
                                       Director                 Director

                               TINSLEY ROBOR LABELS LIMITED


                               By: /s/ L. Newbon            /s/ M.S. Lawson
                                   ---------------------------------------------

                               Title:  L. Newbon                M.S. Lawson
                                      ------------------------------------------
                                       Director                 Director


                               JAMES UPTON LIMITED


                               By: /s/ L. Newbon            /s/ M.S. Lawson
                                   ---------------------------------------------

                               Title:  L. Newbon                M.S. Lawson
                                      ------------------------------------------
                                       Director                 Director


                               SONICON LIMITED


                               By: /s/ L. Newbon            /s/ M.S. Lawson
                                   ---------------------------------------------

                               Title:  L. Newbon                M.S. Lawson
                                      ------------------------------------------
                                       Director                 Director


                               TINSLEY ROBOR AUDIO AND COMPUTER
                               SERVICES LIMITED


                               By: /s/ L. Newbon            /s/ M.S. Lawson
                                   ---------------------------------------------

                               Title:  L. Newbon                M.S. Lawson
                                      ------------------------------------------
                                       Director                 Director


                               TINSLEY ROBOR SALES LIMITED


                               By: /s/ L. Newbon            /s/ M.S. Lawson
                                   ---------------------------------------------

                               Title:  L. Newbon                M.S. Lawson
                                      ------------------------------------------
                                       Director                 Director


                               TOPHURST PROPERTIES LIMITED


                               By: /s/ L. Newbon            /s/ M.S. Lawson
                                   ---------------------------------------------

                               Title:  L. Newbon                M.S. Lawson
                                      ------------------------------------------
                                       Director                 Director

                               TINSLEY ROBOR (OVERSEAS) LIMITED


                               By: /s/ M.S Lawson            /s/ A.T. Smith
                                   ---------------------------------------------

                               Title:  M.S Lawson                A.T. Smith
                                      ------------------------------------------
                                       Director                  Secretary

                                                                       Exhibit A

                                 SCHEDULE 1(c)

                        Description of New Acquisitions

      Atlantic Acquisition: The acquisition of all of the outstanding capital stock of Atlantic Packaging Corporation ("Atlantic") by the Company, or a transitory Subsidiary of the Company which will be merged with and into Atlantic, for an aggregate purchase price of $7,500,000 (subject to proposed adjustments for changes in shareholders' equity), of which $5,500,000 (subject to adjustment as stated) will be payable in cash at closing pursuant to a Stock Purchase Agreement with the shareholders of Atlantic, and $2,000,000 will be paid in stock of the Company pursuant to a Stock Exchange Agreement between the Company and the shareholders of Atlantic.

 *****


      Thamesdown Acquisition: The acquisition by the Company of all of the outstanding stock of Thamesdown Colour Limited for an aggregate purchase price of (Pound)6,537,750 ($10,721,910), subject to certain adjustments, of which (Pound)1,487,500 ($2,857,500) will be paid in stock of the Company, (Pound)150,000 ($246,000) will be paid following completion of the initial post-closing audit, with the remainder of the purchase price (i.e., (Pound)4,950,250 or $8,118,410) being paid to the sellers at closing. In addition, capital leases of approximately (Pound)1,902,000 ($3,119,280) (figure as of July 1999) will be assumed.

In describing the Thamesdown and ****** Acquisitions, an exchange rate of $1.64 : (Pound)1 was used (as of October 27th)


*Confidential treatment requested: material omitted and filed separately with the Commission.

                                                                       Exhibit B

                                 SCHEDULE 6.19

               Capitalization; Subsidiaries and Minority Interests

(a)   Subsidiaries

      (i)   IMPAC Group, Inc.:

            Klearfold, Inc., a Pennsylvania corporation - all of the issued and outstanding shares (100) of common stock of Klearfold, Inc. are owned by the Company.

            AGI Incorporated, an Illinois corporation - all of the issued and outstanding shares (100) of common stock of AGI Incorporated are owned by the Company.

            IMPAC Europe Holdings Limited, a private limited company incorporated under the laws of England and Wales ("IEHL"), previously known as IMPAC Europe Limited - ninety-nine (99) shares of capital stock of IEHL are owned by the Company, and one (1) share of capital stock of IEHL is owned by Levelprompt Limited.

            Levelprompt Limited, a private limited company incorporated under the laws of England and Wales - all of the issued and outstanding shares of capital stock of Levelprompt Limited are owned by the Company.

      (ii)  Klearfold, Inc.:

            KF-Delaware, Inc., a Delaware corporation - all of the issued and outstanding shares (100) of common stock of KF-Delaware, Inc. are owned by Klearfold, Inc.

            KF-International, Inc., a U.S. Virgin Islands corporation - all of the issued and outstanding shares (1,000) of common stock of KF-International, Inc. are owned by Klearfold, Inc.

      (iii) IMPAC Europe Holdings Limited:

            IEHL owns all of the issued and outstanding shares of capital stock of Impac Europe Limited, a private limited company incorporated under the laws of England and Wales previously known as Tinsley Robor Limited. Impac Europe Limited is the beneficial owner of one hundred percent of the shares of capital stock of each of its Subsidiaries, as shown on Attachment A to this Schedule 6.19. James Upton Holding B.V., a limited company organized under the laws of the Netherlands and a wholly-owned subsidiary of Impac Europe Limited, is the beneficial owner of one hundred percent of the shares of capital stock of each of its Subsidiaries, also as shown on such Attachment A.

(b)   Equity Investments

      TR ESOP Limited, a Subsidiary of Impac Europe Limited, owns a nominal amount (in most instances, 1 share) of the capital stock of certain competitors of the Company and its Subsidiaries.

(c)   Capitalization

      The capitalization of the Company is as follows:

(i)   Authorized:

1,000,000 shares of Series A Common Stock, $0.001 par value per share.

100,000 shares of Series B Common Stock, $0.001 par va1ue per share.

50,000 shares of Series A Redeemable Preferred Stock, $0.001 par value per share.

(ii)  Issued and Outstanding:

A: Series A Common Stock

161,919.59 shares of Series A Common Stock, held as set forth on Attachment B to this Schedule 6.19.

B: Series B Common Stock:

4,500 shares of Series B Common Stock, held by Heritage Fund II, L.P.

C: Series A Redeemable Preferred Stock:

20,000 shares of Series A Redeemable Preferred Stock, held as follows:

Name of Holder                          Number of Shares
--------------                          ----------------

BT Capital Investors, L.P.              12,000

Phoenix Home Life Mutual                8,000
Insurance Company

(iii) Options:

A: Options for the purchase of 760 shares of the Company's Series A Common Stock are outstanding under the Company's 1998 Stock Option Plan. Stock to be issued under these options is to be acquired by the Company from Melvin Herrin, Scott Herrin and their respective trusts, pursuant to the Stock Purchase Agreement, dated as of March 12, 1998, which is listed as item
      (e) in Schedule 8.06 hereto.

B. Second 1998 Stock Option Plan of the Company, approved by the Company's Board of Directors on December 14, 1998, provides for issuance of up to 20,000 shares of Series A Common Stock to employee or directors of, or consultants to, the Company or any of its Subsidiaries. Options to acquire a total of 17,199 shares of Series A Common Stock have been granted under this Plan.

C. Pursuant to the Executive Share Option Scheme 1988 and the Senior Executive Incentive Scheme 1994 of Impac Europe Limited, certain holders of options to acquire the stock of Impac Europe Limited issued when that company was known as Tinsley Robor plc have converted such options into options to acquire approximately 3,457 shares of the Company's Series B Common Stock.

(iv)  Warrants:

      Warrants for the purchase of 6,918.33 shares of the Company's Series A Common Stock, held as follows:

Name of Holder                          Warrants for Following
--------------                          ----------------------
                                        Number of Shares
                                        ----------------

BT Capital Investors, L.P.              4,148

Phoenix Home Life Mutual                2,765.33
  Insurance Company

Attachment A

Impac Europe Limited Group Structure -----------------
(each a limited company organized in   Impac Europe    (100% shareholding in all
England and Wales, unless otherwise       Limited       subsidiary companies)
stated)                              -----------------

                         [Organizational Chart Omitted]

              -----------------------------------------------------------

               The following companies are non-trading companies, all of whose shares are held by Impac Europe Limited:

                   Tinsley Robor Audio and Computer Services Limited Pinepoint Limited
                   Tinsley-Robor (Overseas) Limited
                   Admat Labels Limited
                   S. Tinsley & Company Limited
                   TRG Graphics Limited
                   Arun Labels Limited
                   R&B Litho Reproductions Limited
                   Icon Communications Limited
                   TR Displayprint Limited
                   Pinepoint Colour Response Limited
                   Tinsley Robor Packaging Limited

              -----------------------------------------------------------

                                                                    Attachment B

================================================================================
                     Series A Common Stockholders - By Name

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Stockholder Name                                                                        Shares
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
Arthur S. Keyser, Matthew H. Kamens and H.                         Total Shares:       7,958,500
Scott Herrin, as Trustees under an
irrevocable Deed of Trust dated 8/12/92 f/b/o
H. Scott Herrin
                                                   Percent of Total Outstanding:           4.92%

Baker, Colin                                                       Total Shares:         150,980
                                                   Percent of Total Outstanding:           0.10%

Block, Richard                                                     Total Shares:      19,005,350
                                                   Percent of Total Outstanding:          11.74%

Block, Zenea                                                       Total Shares:         293,000
                                                   Percent of Total Outstanding:           0.18%

Block, Freya, as Trustee of the Richard A.                         Total Shares:       4,024,000
Block Family Trust u/t/a/ dated 4/1/94
                                                   Percent of Total Outstanding:           2.49%

Brodrip, Alex                                                      Total Shares:          10,140
                                                   Percent of Total Outstanding:           0.01%

Coll, Michael                                                      Total Shares:         160,980
                                                   Percent of Total Outstanding:           0.10%

Doherty, Paula                                                     Total Shares:         500,000
                                                   Percent of Total Outstanding:           0.31%

Donald W. Kosterka, as Trustee of the                              Total Shares:       1,551,940
Donald Kosterka Trust dated 5/17/92
                                                   Percent of Total Outstanding:           0.96%

Ellason, Robert                                                    Total Shares:         220,500
                                                   Percent of Total Outstanding:           0.14%

Frazier, Steve                                                     Total Shares:          73,500
                                                   Percent of Total Outstanding:           0.05%

Griffin, Mary Frances                                              Total Shares:         484,000
                                                   Percent of Total Outstanding:           0.30%

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Stockholder Name                                                                        Shares
================================================================================================
Henkel, Dean                                                       Total Shares:       1,891,000
                                                   Percent of Total Outstanding:           1.17%

Heritage Fund I, L.P.                                              Total Shares:      56,431,150
                                                   Percent of Total Outstanding:          34.65%

Heritage Fund II Investment Corporation                            Total Shares:       6,227,320
                                                   Percent of Total Outstanding:           3.85%

Heritage Fund II, L.P.                                             Total Shares:      36,577,690
                                                   Percent of Total Outstanding:          22.59%

Herrin, Melvin B.                                                  Total Shares:       4,954,000
                                                   Percent of Total Outstanding:           3.07%

Horowitz, David H.                                                 Total Shares:         588,000
                                                   Percent of Total Outstanding:           0.36%

Lawson, M. Shaun                                                   Total Shares:         645,000
                                                   Percent of Total Outstanding:           0.40%

Menkoff, Gary                                                      Total Shares:       2,941,000
                                                   Percent of Total Outstanding:           1.62%

Maranov, John                                                      Total Shares:       1,028,000
                                                   Percent of Total Outstanding:           0.64%

Matthew H. Kamen and Arthur S. Keyser, as                          Total Shares:       3,916,000
Trustees under an irrevocable Deed of Trust
dated 8/4/96 of Melvin B. Herrin
                                                   Percent of Total Outstanding:           2.42%

Mazurek, Richard                                                   Total Shares:          73,500
                                                   Percent of Total Outstanding:           0.05%

McGuin, Dennis                                                     Total Shares:         484,000
                                                   Percent of Total Outstanding:           0.30%

McInerney, John                                                    Total Shares:         499,390
                                                   Percent of Total Outstanding:           0.31%

Onufrey, Steve                                                     Total Shares:          50,000
                                                   Percent of Total Outstanding:           0.03%


Company Name: IMPAC Group, Inc.                                                2
        Date: 10/28/1999

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Stockholder Name                                                                        Shares
================================================================================================
Oppenheimer, James                                                 Total Shares:       3,113,500
                                                   Percent of Total Outstanding:           1.92%

Oppenheimer, Richard                                               Total Shares:       4,440,000
                                                   Percent of Total Outstanding:           2.74%

Panveno, Mike                                                      Total Shares:         100,000
                                                   Percent of Total Outstanding:           0.05%

Parker, Ian                                                        Total Shares:          16,100
                                                   Percent of Total Outstanding:           0.01%

Underwood, David                                                   Total Shares:       3,318,470
                                                   Percent of Total Outstanding:           2.05%

Van Heppen, Geri                                                   Total Shares:          12,880
                                                   Percent of Total Outstanding:           0.01%

Wilson, Craig                                                      Total Shares:          73,500
                                                   Percent of Total Outstanding:           0.05%

Yoos, Jay                                                          Total Shares:          85,000
                                                   Percent of Total Outstanding:           0.05%

                                                                                   _____________
                                                             Grand Total Shares:     161,919,590


Company Name: IMPAC Group, Inc.                                                3
        Date: 10/28/1999